SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.           )
Filed by the Registrant     ☑
Filed by a Party other than the Registrant     ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
DWS GLOBAL HIGH INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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345 Park Avenue New York, New York 10154 (800) 349–4281 October 2, 2006
DWS GLOBAL HIGH INCOME FUND, INC.
To the Stockholders:
      The Annual Meeting of Stockholders (the “Annual Meeting”) of DWS Global High Income Fund, Inc. (the “Fund”) is to be held at 12:45 p.m., Eastern time, on Tuesday, October 31, 2006, at the offices of Deutsche Investment Management Americas, Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope — postage prepaid — in which to return your proxy card are enclosed. You also may vote by touch-tone telephone or through the internet by following the instructions on the enclosed proxy card.
      At the Annual Meeting, the stockholders will be asked to elect four Class I Directors for the Fund. All four of the nominees currently serve as Directors of the Fund. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.
      A representative of the Board plans to attend this meeting and looks forward to meeting interested stockholders.

      Your Fund’s Directors recommend that you vote in favor of each of the nominees for Class I Director.

Respectfully,

/s/ Dawn-Marie Driscoll

Dawn-Marie Driscoll
Chairman of the Board,
on behalf of the full Board
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
IF YOU HAVE ANY QUESTIONS CONCERNING THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON INC. AT 866-628-6123.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
      Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it or them in the envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted “FOR” the approval of the Proposal and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the Annual Meeting or any adjournments or postponements thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name,” through a broker, via the internet or telephone.
      See your proxy card for instructions for internet voting.
      Call 1-800-786-5219 to vote by touch-tone telephone.
      If we do not receive your completed proxy card after several weeks, our proxy solicitor, Georgeson Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.
INSTRUCTIONS FOR SIGNING PROXY CARDS
      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts:
(1)	ABC Corp.	ABC Corp. John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts:
(1)	The XYZ Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts:
(1)	ABC Trust Account	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts:
(1)	John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

DWS GLOBAL HIGH INCOME FUND, INC.
Notice of Annual Meeting of Stockholders
To the Stockholders of
DWS Global High Income Fund, Inc.:
      Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of DWS Global High Income Fund, Inc. (the “Fund”) has been called to be held at the offices of Deutsche Investment Management Americas, Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 31, 2006 at 12:45 p.m., Eastern time, for the following purpose:
      To consider and vote upon the election of four Class I Directors for the Fund.
      The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
      Holders of record of the shares of common stock of the Fund at the close of business on September 8, 2006 are entitled to vote at the Annual Meeting and any adjournments or postponements thereof.

By order of the Board of Directors,

/s/ John Millette

John Millette,
Secretary
October 2, 2006

DWS GLOBAL HIGH INCOME FUND, INC.
PROXY STATEMENT
General
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DWS Global High Income Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas, Inc. (“DeIM” or the “Investment Manager”), part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 31, 2006 at 12:45 p.m., Eastern time, and at any adjournments or postponements thereof (the “Meeting”).
      This Proxy Statement, the Notice of Annual Meeting of Stockholders and the proxy card are first being mailed to stockholders on or about October 2, 2006 or as soon as practicable thereafter. If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund (addressed to the Fund’s Secretary at the Fund’s principal executive offices, 345 Park Avenue, New York, New York 10154), by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the recommendations of the Board of Directors of the Fund for the proposal as indicated in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.
      The presence at any stockholders’ meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as shares that are present, but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.
      Abstentions and broker non-votes will not be counted as votes cast and will have no other effect on the result of the vote for the election of Class I Directors, which requires the approval of a plurality of shares voting at the Meeting.

      Holders of record of the common stock of the Fund at the close of business on September 8, 2006 (the “Record Date”) will be entitled to one vote per share on each matter on which they are entitled to vote at the Meeting and any adjournments or postponements thereof. There were 9,952,619 shares of common stock outstanding on the Record Date.
      The Fund provides periodic reports to all stockholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s annual report for the fiscal year ended October 31, 2005 and the semi-annual report for the fiscal period ended April 30, 2006, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.
PROPOSAL: ELECTION OF CLASS I DIRECTORS
      The Board of Directors is divided into three classes, with each Director serving for a term of three years. Only Class I Directors are up for election at the Meeting. The terms of the Class II and Class III Directors do not expire this year. At the Meeting, stockholders will be asked to elect four individuals as Class I Directors of the Fund. Holders of common stock voting together as a single class will elect the four Class I Directors.
      Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each of the four nominees listed below as Class I Directors of the Fund, each to serve for a term of three years and until his or her successor is duly elected and qualified. Each nominee has consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. Each of the proposed nominees for Class I Director currently serves as a Class I Director. At a meeting held on August 9, 2006, upon the recommendation of the Board’s Nominating/ Corporate Governance Committee, which consists solely of Directors who are not “interested persons” of the Fund or the Investment Manager as defined in the Investment Company Act of 1940, as amended (“Independent Directors”), the Board nominated Henry P. Becton, Jr., Dawn-Marie Driscoll, Martin J. Gruber, and Axel Schwarzer for election as Class I Directors.

Information Concerning the Nominees
      The following table sets forth certain information concerning each of the nominees as a Class I Director of the Fund. The first section of the table lists information for each nominee who is an Independent Director nominee. Information for Mr. Schwarzer, who is an “interested” Director by virtue of his positions with Deutsche Asset Management, appears in the second section of the table.
      Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. Class I Directors of the Fund are nominated to serve for a term of three years and until his or her successor is duly elected and qualified.
Class I — Nominees to Serve until 2009 Annual Meeting of Stockholders
Independent Director Nominees

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Henry P. Becton, Jr. (1943)	Class I Director of the Fund. President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company)(2); Belo Corporation (media company)(2); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service.	Until 2006 Annual Meeting Director since 2005	86

Class I — Nominees to Serve Until 2009 Annual Meeting of Stockholders

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Dawn-Marie Driscoll (1946)	Chairman of the Board and Class I Director of the Fund. President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988 – 1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978 – 1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees).	Until 2006 Annual Meeting Director since 2005	88

Class I — Nominees to Serve Until 2009 Annual Meeting of Stockholders

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Martin J. Gruber (1937)	Class I Director of the Fund. Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee, TIAA (pension funds) (January 1996 – January 2000); Trustee, CREF and CREF Mutual Funds (January 2000 – March 2005); Chairman, CREF and CREF Until 2006 Annual Mutual Funds (February 2004 – March 2005); and Meeting Director, S.G. Cowen Mutual Funds (January 1985 – January 2001).	Until 2006 Annual Meeting Director since 2005	88

Class I — Nominees to Serve Until 2009 Annual Meeting of Stockholders
Interested Director Nominee

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Axel Schwarzer (1958)	Class I Director of the Fund. Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999 – 2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997 – 1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989 – 1996).	Until 2006 Annual Meeting Director since 2006	86

Information Concerning Continuing Directors
      The following table sets forth certain information concerning the Fund’s Independent Class II and Class III Directors. As mentioned, these Directors are not up for election this year. Unless otherwise noted, each of the Directors has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.
Class II — Independent Directors Serving Until 2007 Annual Meeting of Stockholders:

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Keith R. Fox (1954)	Class II Director of the Fund. Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006).	Until 2007 Annual Meeting Director since 2005	88

Class II — Independent Directors Serving Until 2007 Annual Meeting of Stockholders:

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Kenneth C. Froewiss (1945)	Class II Director of the Fund. Clinical Professor of Finance, NYU Stern School of Business (1997 – present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS RREEF Real Estate Fund, Inc. (since 2006) and DWS RREEF Real Estate Fund II, Inc. (since 2006). Member, Finance Committee, Association for Asian Studies (2002 – present); Director, Mitsui Sumitomo Insurance Group (US) (2004 – present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996).	Until 2007 Annual Meeting Director since 2001	86
Richard J. Herring (1946)	Class II Director of the Fund. Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995 – June 2000).	Until 2007 Annual Meeting Director since 2005	88

Class II — Independent Directors Serving Until 2007 Annual Meeting of Stockholders:

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Philip Saunders, Jr. (1935)	Class II Director of the Fund. Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987 – 1988); President, John Hancock Home Mortgage Corporation (1984 – 1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982 – 1986).	Until 2007 Annual Meeting Director since 2005	88
Class III — Independent Directors Serving Until 2008 Annual Meeting of Stockholders:

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Graham E. Jones (1933)	Class III Director of the Fund. Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998 – 2005), Morgan Stanley Asset Management (1985 – 2001) and Weiss, Peck and Greer (1985 – 2005).	Until 2008 Annual Meeting Director since 2005	88

Class III — Independent Directors Serving Until 2008 Annual Meeting of Stockholders:

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Rebecca W. Rimel (1951)	Class III Director of the Fund. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004 – 2005).	Until 2008 Annual Meeting Director since 2005	88
William N. Searcy, Jr. (1946)	Class III Director of the Fund. Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989 – September 2003).	Until 2008 Annual Meeting Director since 2005	88

Class III — Independent Directors Serving Until 2008 Annual Meeting of Stockholders:

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Jean Gleason Stromberg (1943)	Class III Director of the Fund. Retired. Formerly, Consultant (1997 – 2001); Director, US Government Accountability Office (1996 – 1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978 – 1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Mutual Fund Directors Forum (2002 – 2004); American Bar Retirement Association (funding vehicle for retirement plans) (1987 – 1990 and 1994 – 1996).	Until 2008 Annual Meeting Director since 2005	88

Class III — Independent Directors Serving Until 2008 Annual Meeting of Stockholders:

	Present Office with the Fund;		Number of Portfolios
	Principal Occupation or	Current Term of	in Fund Complex
Name and Year of	Employment and Directorships in	Office and Length	Overseen by Director
Birth(1)	Publicly Held Companies	of Time Served	or Nominee for Director

Carl W. Vogt (1936)	Class III Director of the Fund. Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999 – 2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999 – 2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); DWS Global High Income Fund, Inc. (since October 2005). Formerly, Director of ISI Family of Funds (registered investment companies, 4 funds overseen) and National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board.	Until 2008 Annual Meeting Director since 2005	86

(1) Unless otherwise indicated, the mailing address of each Independent Director with respect to Fund operations is c/o Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154.
(2) A publicly held company with securities registered pursuant to the Securities Exchange Act of 1934.

      The following table provides the information concerning the dollar range of equity securities owned beneficially by each Director or nominee for election as Director. The information is provided as of August 31, 2006 with respect to the Fund (column two) and as of December 31, 2005 with respect to the DWS fund complex (column three).

Aggregate Dollar Range of Equity
	Dollar Range of	Securities in All Registered Investment
	Equity Securities in	Companies Overseen by Director/Nominee
Name of Director/Nominee	the Fund(1)	in Family of Investment Companies(1)

Independent Directors/ Nominees
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	$10,001-$50,000	Over $100,000
Martin J. Gruber	$1-$10,000	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Interested Director Nominee
Axel Schwarzer	None	None

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and the nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
     No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), nor any immediate family members had any interest in DeIM, the Fund’s investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with DeIM as of August 31, 2006.
      As of August 31, 2006, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund’s common stock.
Regulatory and Litigation Matters
      Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations into the mutual fund industry and have requested information from numerous mutual fund companies, including the DWS funds, focusing on improper trading arrangements (i.e., market timing) and revenue sharing arrangements. The DWS funds’ investment advisers have been cooperating in connection with these inquires and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the DWS funds’ investment advisors and their affiliates, and certain individuals, including, in some cases, DWS fund Trustees/ Directors, officers and other parties. Each DWS fund’s investment adviser has agreed to indemnify the applicable DWS funds in connection with these lawsuits or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries.
      With respect to regulatory matters, DeIM has advised the Fund that Deutsche Asset Management (“DeAM”) expects to reach final settlement agreements with regulators, and DeIM does not believe that any amounts or terms of any such settlement will have a material adverse impact on DeIM or the Fund or materially affect DeIM’s ability to perform under its investment advisory agreement with the Fund.
      With respect to the lawsuits, based on currently available information, DeIM has advised the Fund that it believes the likelihood that the pending lawsuits will have a material adverse financial impact on DeIM or the Fund (since the Fund is not party to such lawsuits) is remote and that such actions are not likely to materially affect DeIM’s ability to perform under its investment advisory agreement with the Fund.
Recommendation of the Board
      After careful consideration, the Board of Directors, including the Independent Directors, recommends that the shareholders vote “FOR” the election of each nominee for Class I Director as set forth in this Proposal.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act, as applied to a closed-end management investment company, require the Fund’s officers and Directors, the Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.
      Based on a review of reports filed by the Fund’s Directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of more than 10% of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended October 31, 2005 were timely, except that Michael Colon, a Director of the Fund’s Investment Manager, filed a Form 3 two days late. Mr. Colon has since corrected his omission by making the necessary filing.
      In a Form 13F filed with the SEC on August 1, 2006, Genworth Financial, Inc., located at 6620 West Broad Street, Richmond, Virginia 23230, indicated that, as of June 30, 2006, it beneficially owned 825,407 shares of the Fund’s common stock representing 8.29% of the Fund’s outstanding shares. To the best of the Fund’s knowledge, as of August 31, 2006, no other person owned beneficially 5% or more of the Fund’s outstanding stock.
Committees of the Board — Board Meetings
      The predecessor to the current Board of Directors of the Fund met four times during the Fund’s fiscal year ending October 31, 2005.
      Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as a regular member.
      The Board has currently established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed-Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee, Expenses/Operations Committee, and a Closed-End Funds Committee.
Audit Committee
      The Board has an Audit Committee, currently consisting solely of Independent Directors, established in accordance with Section 3(a)(58) of the Exchange Act. The predecessor to the current Audit Committee met three times during the fiscal year ended October 31, 2005. The members of the Audit Committee are independent, as independence is defined in the listing standards of The New York Stock Exchange, Inc. applicable to closed-end funds. The current members of the Audit Committee are Keith R. Fox (Chairman), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, and Jean Gleason Stromberg. The Audit Committee’s functions include the oversight of the Fund’s accounting and financial reporting policies and practices and its internal controls, the quality and objectivity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements. In addition to having direct responsibility for the appointment, retention, compensation and oversight of the Fund’s independent registered public accounting firm, the Audit Committee considers matters related to the independence of the Fund’s independent registered public accounting firm, discusses the Fund’s annual audited financial statements and interim financial statements with the Fund’s manage-

ment and independent registered public accounting firm and meets with the independent registered public accounting firm to, among other things, review the arrangements for and scope of the Fund’s annual audit and any special audits and discuss any matters of concern relating to the Fund’s financial statements.
      Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Fund and non-audit services to DeIM or its control affiliates that relate directly to the Fund’s operations and financial reporting prior to the commencement of any such engagement. In addition, the independent registered public accounting firm must notify the Fund’s Audit Committee not later than the Audit Committee’s next meeting if the independent registered public accounting firm enters into an engagement to provide audit or non-audit-related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund’s operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity’s reason for selecting the independent registered public accounting firm, and the projected fees. The independent registered public accounting firm must certify in writing to the Audit Committee that it has complied with all the provisions of these policies and procedures.
      The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.
      At a meeting held on September 30, 2005, the Audit Committee and Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP (“PwC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2006. The Fund’s financial statements for the last two fiscal years were audited by PwC.
Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
      The following table shows the amount of fees that PwC billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Fund.

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	Billed to Fund	Billed to Fund	Billed to Fund	Billed to Fund

October 31, 2005	$67,500	$225	$0	$0
October 31, 2004	$99,900	$185	$11,900	$0
      The fees disclosed in the table above under the caption “Audit Fees” are the aggregate fees billed for professional services rendered for the audits of the Fund’s annual financial statements and review of financial statements included in the Fund’s Form N-CSR and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The fees disclosed under the caption “Audit-Related Fees” are the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees” and specifically include fees for agreed-upon procedures performed by PwC. “Tax Fees” are the aggregate fees billed for professional services rendered for tax compliance and tax return preparation. “All Other Fees” are the aggregate fees billed for products and services provided, other than the services described above.
Services that the Fund’s Independent Registered Public Accounting Firm Billed to DeIM and Affiliated Fund Service Providers
      The following table shows the amount of fees billed by PwC to DeIM and any entity controlling, controlled by or under common control with DeIM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”) for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

	Audit-Related Fees
	Billed to DeIM	Tax Fees Billed to DeIM	All Other Fees Billed
	and Affiliated Fund	and Affiliated Fund	to DeIM and Affiliated
Fiscal Year Ended	Service Providers	Service Providers	Fund Service Providers

October 31, 2005	$309,400	$197,605	$0
October 31, 2004	$453,907	$0	$0
      The “Audit-Related Fees” above were billed for services in connection with the assessment of internal controls, agreed-upon procedures, and additional related procedures. The “Tax Fees” above were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services
      The following table shows the amount of fees that PwC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PwC provided to DeIM and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PwC about any non-audit services that PwC rendered during the Fund’s last fiscal year to DeIM and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s independence.

Total Non-Audit
Fees billed to DeIM
and Affiliated Fund
		Service Providers	Total Non-Audit
		(engagements	Fees billed to DeIM
		related directly to	and Affiliated Fund
	Total Non-Audit	the operations and	Service Providers
	Fees Billed to	financial reporting	(all other	Total of (A),
Fiscal Year Ended	Fund (A)	of the Fund) (B)	engagements) (C)	(B) and (C)

October 31, 2005	$0	$197,605	$104,635	$302,240
October 31, 2004	$11,900	$0	$1,153,767	$1,165,667
      “Total Non-Audit Fees billed to DeIM and Affiliated Fund Service Providers (all other engagements)” listed above were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund.
      Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.
Audit Committee Report
      In connection with the audited financial statements as of and for the fiscal year ended October 31, 2005 included in the Fund’s Annual Report for the fiscal year ended October 31, 2005 (the “Annual Report”), at a meeting held on December 21, 2005, the Audit Committee considered and discussed the audited financial statements with management and PwC, and discussed the audit of such financial statements with PwC.
      The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). PwC provided to the Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of PwC their firm’s independence.
      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.
      Based on its consideration of the audited financial statements and the discussions referred to above with management and PwC and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee’s Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund’s Annual Report.
      Submitted by the Audit Committee of the Fund’s Board of Directors.
Nominating/Corporate Governance Committee
      The Nominating/Corporate Governance Committee consists solely of all Independent Directors. The members of the Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. applicable to closed-end funds. Henry P. Becton, Jr. (Chairman), Graham E. Jones, Rebecca W. Rimel, and Jean Gleason Stromberg are currently the members of the Nominating/Corporate Governance Committee. The Committee on Independent Directors, the predecessor committee to the Nominating/Corporate Governance Committee, met twice during the fiscal year ended October 31, 2005.
      The primary purposes and responsibilities of the Committee are (i) to recommend to the Board candidates to serve as Directors of the Fund’s Board; and (ii) to oversee and, as appropriate, make recommendations to the Board regarding other Fund governance-related matters, including, but not limited to, Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Directors, allocations of assignments and functions of committees of the Board, and share ownership policies. On August 9, 2006, upon the recommendation of the Nominating/Corporate Governance Committee, the Board nominated Henry P. Becton, Jr., Dawn-Marie Driscoll, Martin J. Gruber, and Axel Schwarzer for election as Class I Directors, as presented in this Proxy Statement.
      The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background;

(iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.
      The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee, which is attached to this Proxy Statement as Appendix B. The charter is not available on the Fund’s website.
      The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by Board members and the Investment Manager. The appendix to the charter (which is part of Appendix B hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with such procedures will not be considered by the Committee.
Valuation Committee
      The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are currently Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The predecessor to the current Valuation Committee did not meet during the fiscal year ended October 31, 2005.
Investment Oversight Committees
      Subsequent to the Fund’s fiscal year ending October 31, 2005, the Board established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg.
Marketing/Distribution/Shareholder Service Committee
      Subsequent to the Fund’s fiscal year ending October 31, 2005, the Board established a Marketing/Distribution/Shareholder Service Committee, which oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders; and (ii) the distribution-related services provided to the Funds and their shareholders.

The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt.
Legal/Regulatory/Compliance Committee
      Subsequent to the Fund’s fiscal year ending October 31, 2005, the Board established a Legal/Regulatory/Compliance Committee, which oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds; (ii) general compliance matters relating to the Funds; and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair).
Closed-End Funds Committee
      Subsequent to the Fund’s fiscal year ending October 31, 2005, the Board established a Closed-End Funds Committee, which oversees all closed-end fund matters, including the ongoing evaluation of fund market discounts. The members of the Closed-End Funds Committee are Kenneth C. Froewiss (Chair), Martin Gruber, Richard Herring, Graham E. Jones, and Jean Gleason Stromberg.
Stockholder Communications with Directors
      The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of DWS Global High Income Fund, Inc., c/o John Millette, Secretary of the Fund, 345 Park Avenue, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

Executive Officers
      The following persons are Executive Officers of the Fund. Unless otherwise noted, the address of each such person is c/o the Fund, 345 Park Avenue, New York, New York 10154

	Present Office with the Fund;
	Principal Occupation or	Year First Became
Name (Year of Birth)	Employment(1)	an Officer(2)

Michael G. Clark (1965)	President and Chief Executive Officer of the Fund; Managing Director, Deutsche Asset Management (2006 – present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004 – 2006) and Director of Product Development (2000 – 2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999 – 2000)	2006

(1)	Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Millette and Schubert and Mses. D’Eramo and Pearson own securities of Deutsche Bank A.G.

(2)	The President, Treasurer, and Secretary each holds office until the next annual meeting of the Board of Directors and until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the by-laws of the Fund.

	Present Office with the Fund;
	Principal Occupation or	Year First Became
Name (Year of Birth)	Employment(1)	an Officer(2)

Paul H. Schubert (1963)	Treasurer and Chief Financial Officer of the Fund; Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998 – 2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994 – 1998)	2004
John Millette (1962)[3]	Vice President and Secretary of the Fund; Director of Deutsche Asset Management (2002 – present). Formerly, Vice President, Deutsche Asset Management (2000 – 2002); Assistant Vice President, Zurich Scudder Investments (1999 – 2000)	2004
Robert Kloby (1962)[3]	Chief Compliance Officer of the Fund; Managing Director, Deutsche Asset Management (2004 – present). Formerly, Chief Compliance Officer/ Chief Risk Officer, Robeco USA (2000 – 2004); Vice President, The Prudential Insurance Company of America (1988 – 2000); E.F. Hutton and Company (1984 – 1988)	2006

(1)	Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Millette and Schubert and Mses. D’Eramo and Pearson own securities of Deutsche Bank A.G.

(2)	The President, Treasurer, and Secretary each holds office until the next annual meeting of the Board of Directors and until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the by-laws of the Fund.

(3)	Address is Two International Place, Boston, MA 02110.

	Present Office with the Fund;
	Principal Occupation or	Year First Became
Name (Year of Birth)	Employment(1)	an Officer(2)

A. Thomas Smith (1956)	Chief Legal Officer of the Fund; Managing Director, Deutsche Asset Management (2003 – present). Formerly, General Counsel, Morgan Stanley and Van Kampen Investments (1999 – 2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994 – 1999); senior attorney, The Dreyfus Corporation (1991 – 1993); senior attorney, Willkie Farr & Gallagher LLP (1989 – 1991); staff attorney, U.S. Securities and Exchange Commission and the Illinois Securities Department (1986 – 1989)	2005
Kate Sullivan D’Eramo (1957)[3]	Assistant Treasurer of the Fund; Director of Deutsche Asset Management	2004
Scott M. McHugh (1971)[3]	Assistant Treasurer of the Fund, Director of Deutsche Asset Management	2005
Caroline Pearson (1962)[3]	Assistant Secretary of the Fund; Managing Director of Deutsche Asset Management	2004
Remuneration of Directors and Officers
      Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent

(1)	Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Millette and Schubert and Mses. D’Eramo and Pearson own securities of Deutsche Bank A.G.

(2)	The President, Treasurer, and Secretary each holds office until the next annual meeting of the Board of Directors and until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the by-laws of the Fund.

(3)	Address is Two International Place, Boston, MA 02110.

Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance.
      Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows (i) compensation paid by the Fund during the Fund’s fiscal year ended October 31, 2005 to all Directors who served on the Fund’s Board during such period; and (ii) aggregate compensation from all of the funds in the DWS fund complex received by each such Board Member during the calendar year 2005. With the exception of Mr. Froewiss and Mr. Schwarzer, each of the Fund’s current Directors became a member of the Fund’s Board in 2005. Mr. Froewiss became a member of the Board in 2001. Mr. Schwarzer became a member of the Board in 2006. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.
      The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who received compensation from the Fund during the period.

Column (2) Aggregate compensation received by a Director from the Fund during the period.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. (The Fund does not pay such benefits to its Directors.)

Column (5) Total compensation received by a Director from the Fund and DeIM, plus compensation received from all funds in the DWS fund complex for which a Director served during the period.

Compensation Table

(1)	(2)	(3)	(4)	(5)

				Total
		Pension or		Compensation
		Retirement		as a Director/
	Aggregate	Benefits	Estimated	Trustee of
	Compensation	Accrued as	Annual	the Fund and
	from the	Part of Fund	Benefits Upon	Other DWS
Name of Independent Directors	Fund*	Expenses	Retirement	Funds**

Henry P. Becton, Jr.(3)(4)	$0	N/A	N/A	$164,000
Robert J. Callander(1)	$23,766	N/A	N/A	$196,356
Dawn-Marie Driscoll (2)(3)(4)(5)	$0	N/A	N/A	$203,829
Keith R. Fox(3)(4)(5)	$0	N/A	N/A	$184,829
Kenneth C. Froewiss(3)(5)(6)	$15,423	N/A	N/A	$129,687
Martin J. Gruber(7)(9)	$0	N/A	N/A	$135,000
Richard J. Herring(7)(8)(9)	$0	N/A	N/A	$136,000
Graham E. Jones(7)(9)	$0	N/A	N/A	$144,000
William H. Luers(1)	$13,005	N/A	N/A	$82,656
Ronaldo A. da Frota Nogueira (1)	$13,755	N/A	N/A	$108,238
Susan Kaufman Purcell(1)	$13,755	N/A	N/A	$85,509
Rebecca W. Rimel(7)(8)(9)	$0	N/A	N/A	$146,280
Philip Saunders, Jr.(7)(9)	$0	N/A	N/A	$145,000
William N. Searcy, Jr.(7)(9)	$0	N/A	N/A	$150,500
Jean Gleason Stromberg (3)(4)(5)	$0	N/A	N/A	$178,549
Carl W. Vogt(3)(4)(5)	$0	N/A	N/A	$162,049
Kesop Yun(1)	$13,005	N/A	N/A	$96,732

*	The amounts reflected are the actual compensation received from the Fund for the Fund’s fiscal year ended October 31, 2005.

**	The amounts reflected are the actual aggregate compensation received from the Fund and other funds in the DWS fund complex for the calendar year ended December 31, 2005. The DWS fund complex is composed of 167 funds.

(1)	Director of the Fund until October 2005. A special one-time payment, paid by the Investment Manager, is included in total compensation as follows: $25,107 for Mr. Callander, $16,250 for Mr. Nogueira and Dr. Purcell and $13,005 for Mr. Yun. Total compensation for Messrs. Callender, Luers, Nogueira, and Yun includes compensation for service on the boards of 5 funds, and total compensation for Dr. Purcell includes compensation for service on the boards of 4 funds.

(2)	Total compensation includes $19,000 in annual retainer fees for Ms. Driscoll’s role as Chairman of the Board.

(3)	For each designated Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.

(4)	Total compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg, and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5)	Total compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6)	Mr. Froewiss’s total compensation includes fees received as a member of the Board of five DWS closed-end funds.

(7)	During calendar year 2005, the total number of funds overseen by each designated Board Member was 55 funds.

(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9)	Total compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

     Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.
Required Vote
      Election of each of the listed nominees for Class I Director requires the plurality of the shares voting at the meeting. Your Fund’s Directors recommend that stockholders vote “FOR” each of the listed nominees for Class I Director.
The Investment Manager
      Under the supervision of the Board of Directors of the Fund, the Fund’s investment manager, DeIM, with headquarters at 345 Park Avenue, New York, New York, is responsible for making the Fund’s investment decisions. DeIM also provides certain administration services to the Fund. DeIM has allocated the Fund’s portfolio management to the Fund’s subadvisor, Aberdeen Asset Management Investment Services Limited (the

“Subadvisor”). DeIM pays the Subadvisor for its services from the fee it receives from the Fund.
      DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients.
      Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.
Other Matters
      The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in accordance with their discretion.
Miscellaneous
      Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DeIM. The Fund has retained Georgeson, Inc. (“Georgeson”), 17 State Street, New York, New York 10004, to assist in the proxy solicitation. The cost of its services is estimated at $9,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund’s officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.
      Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about October 2, 2006. As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.
      If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-866-628-6123. Any proxy given by a stockholder is revocable until voted at the Meeting. See “Proxy Statement — General.”
      In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by October 31, 2006, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.
STOCKHOLDER PROPOSALS
      Stockholders wishing to submit proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the Fund’s 2007 annual meeting of stockholders should send their written proposals to Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, New York 10154 by June 5, 2007. The timely submission of a proposal does not guarantee its inclusion.
      For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s by-laws, which, among other things, require that the stockholder must give timely notice in writing to the Secretary of the Fund and the notice must contain the information about the nomination or other business that is required by the Fund’s by-laws. To be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

      The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2007 meeting of stockholders that are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

/s/ John Millette

John Millette
Secretary
345 Park Avenue
New York, New York 10154
October 2, 2006

APPENDIX A
DWS Global High Income Fund, Inc.
AUDIT COMMITTEE CHARTER
ADOPTED APRIL 7, 2004
      This document constitutes the Charter of the Audit Committee (the “Committee”) of the Board of Directors of the above-referenced fund (the “Fund”). The Board of Directors of the Fund (the “Board”) established the Committee to provide oversight with respect to the Fund’s accounting and financial reporting policies and practices.

(1)	Organization. The Committee shall be composed of three or more members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund’s investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s)

on which the Fund’s shares are traded.

(2)	Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)	Committee Purposes. The purposes of the Committee are as follows:

(a)	To oversee the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

(b)	To oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof;

(c)	To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

(d)	To act as a liaison between the Fund’s independent auditors and the Board;

(e)	To oversee the Fund’s compliance with legal and regulatory requirements; and

(f)	To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund’s annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund’s annual report filed with the Securities and Exchange Commission.

      The function of the Audit Committee is oversight; it is management’s responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor’s responsibility to plan and carry out a proper audit.

(4)	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	To approve the selection, retention, compensation and termination of the Fund’s independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Fund’s investment complex(1) of employees or former employees of the independent auditors;

(b)	To consider whether the provision of non–audit services rendered by the independent auditors to the Fund and the Fund’s investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

(c)	To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund’s disclosures under “Portfolio Management Review”; and (iii) discuss policies with respect to risk assessment and risk management;

(1)	“Investment company complex” includes:

—	the Fund and its investment adviser or sponsor;

—	any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

—	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

(d)	To meet with the Fund’s independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund’s annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Fund’s financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management’s responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee’s scope of responsibilities under this Charter;

(e)	To meet regularly with the Fund’s chief financial and accounting officers, the Fund’s Treasurer and the Fund’s investment adviser’s internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

(f)	To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund’s financial policies and procedures, internal accounting controls or disclosure controls and procedures;

(g)	To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

(h)	To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund’s investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund’s operations and financial reporting;

(i)	To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund’s investment advisers (and their affiliates); and

(j)	To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5)	Role of Independent Auditors. The Fund’s independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6)	Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund’s expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7)	Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

APPENDIX B
DWS Global High Income Fund, Inc.
NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER
ADOPTED DECEMBER 2, 2005
      This document constitutes the Charter of the Nominating/Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of the above listed Fund (the “Fund”).

(1)	Organization. The Committee shall be composed of two or more members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund (“Independent Directors”).

(2)	Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)	Committee Purposes. The primary purposes of the Committee are as follows:

(a)	To recommend to the Board candidates to serve as trustees/directors of the Fund’s Board (“Directors”); and

(b)	To oversee and, as appropriate, make recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Directors, allocations of assignments and functions of committees of the Board, and share ownership policies.

(4)	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	To recommend to the Board candidates to serve as Directors;

(b)	To recommend to the Board any necessary standards or qualifications for service as a Director;

(c)	To establish procedures for the consideration and evaluation of candidates submitted by Fund shareholders to serve as Directors;

(d)	To review the compensation of the Directors and to recommend any changes thereto to the Board;

(e)	To recommend to the Board policies governing retirement of Directors;

(f)	To manage the process of conducting periodic evaluations of the effectiveness of the Board;

(g)	To review and evaluate possible conflicts of interest involving the Fund’s Directors, including without limitation any relationships with the Fund’s investment adviser and its affiliates, any relationships with the Fund’s independent auditors and any outside board positions;

(h)	To review the allocation of assignments and functions to each of the Board’s committees and to recommend any changes in such assignments and functions that the Committee deems necessary or appropriate, including changes to Board’s general committee structure;

(i)	To coordinate, in consultation with each committee of the Board, recommendations to the Board of persons to serve as committee chair;

(j)	To make recommendations to the Board regarding the designation and responsibilities of a Board chair and of such other officers of the Board as the Committee deems necessary or appropriate;

(k)	To implement the Board’s policy with respect to Fund share ownership by Board members, and to recommend any changes thereto to the Board;

(l)	To consider such other matters pertinent to the Committee’s purposes as the Committee deems necessary or appropriate; and

(m)	To report its activities to the Board on a regular basis and to make such determinations or recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5)	Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund’s expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(6)	Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

Procedures for Shareholders to Submit Nominee Candidates
      A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

(1)	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(2)	Shareholder Recommendations must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least one hundred twenty (120) calendar days before the anniversary of the date that the Fund’s proxy statement was released to shareholders in connection with the previous year’s annual meeting.

(3)	The Shareholder Recommendation must include:

(a)	a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the shareholder (the “candidate”); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination;

(b)	the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

(c)	the recommending shareholder’s name and address as they appear on the Fund’s books;

(d)	the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

(e)	a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve.

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-786-5219, 24 hours a day, 7 days a week. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available until 11:59 p.m. Eastern Daylight Time on October 30, 2006.
	Visit the Internet voting website at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 11:59 p.m. Eastern Daylight Time on October 30, 2006.	Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope to Georgeson, Wall Street Station, P.O. Box 1101, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

1. THE ELECTION OF FOUR CLASS I DIRECTORS:	The Proxies are authorized to vote in their discretion on any business that may properly come before the meeting and any adjournments thereof.

FOR all nominees listed below (except as marked to the contrary below) ☐
WITHHOLD AUTHORITY for all nominees listed below ☐

Nominees:	Henry P. Becton, Jr., Dawn-Marie Driscoll, Martin J. Gruber, Axel Schwarzer

(Instructions: To withhold authority to vote for any individual nominees, write that nominee’s name on the space below.) Nominee exception(s)

Dated , 2006

Signature(s)

Signature, if held jointly

Please sign here exactly as your name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

P
R
O
X
Y
DWS GLOBAL HIGH INCOME FUND, Inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of DWS Global High Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Patricia DeFilippis, Elisa Metzger, and John Millette, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 12:45 p.m., New York time, on Tuesday, October 31, 2006 at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, and any adjournment or postponement thereof, including any adjournment for the purpose of soliciting further votes in favor of the proposal, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.
     The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” the proposal described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE